                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K/A
                               AMENDMENT NO. 1

                                CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (date of earliest event reported): April 20, 1998


                           GTECH Holdings Corporation
             (Exact name of registrant as specified in its charter)



           Delaware                      1-11250              05-0450121
(State or other jurisdiction of   Commission file number   (I.R.S. Employer
incorporation or organization)                           Identification Number)


55 Technology Way, West Greenwich, Rhode Island                 02817
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (401) 392-1000


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The purpose of this amendment to Form 8-K is to correct an error on the income tax line of the Pro Forma Condensed Consolidated Income Statement for the fiscal year ended February 28, 1998.

Item 7. Financial Statements and Exhibits

(b)(1) Pro Forma financial information

       Pro Forma Condensed Consolidated Balance Sheet as of February 28, 1998

       Pro Forma Condensed Consolidated Income Statement for the fiscal year ended February 28, 1998


(c) Exhibits - The exhibits to this report (previously filed) are as follows:

    10.1 Letter dated March 31, 1998 to William Y. O'Connor, Chairman & Chief Executive Officer of GTECH Corporation from Tim Holley, Chief Executive of Camelot Group plc

    10.2 Letter dated April 1, 1998 to William Y. O'Connor, Chairman & Chief Executive Officer of GTECH Corporation from Tim Holley, Chief Executive of Camelot Group plc

    10.3 Agreement dated April 20, 1998, between Camelot Group plc and GTECH UK Limited for the purchase by Camelot plc of 11,250,000 of its own shares

    10.4 Deed of variation, dated April 20, 1998, between De La Rue plc, Racal Electronics plc, Cadbury Schweppes Public Limited Company, International Computers Limited, GTECH UK Limited, GTECH Holdings Corporation, Camelot Group plc, the Director General of the National Lottery and the Secretary of State for Culture, Media & Sport

    10.5 Exit Agreement between De La Rue plc, Racal Electronics plc, GTECH U.K. Limited, Cadbury Schweppes Public Limited Company, International Computers Limited, GTECH Corporation and Camelot Group plc


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                           GTECH Holdings Corporation

           Pro Forma Condensed Consolidated Balance Sheet-(Unaudited)


                                                                                      February 28, 1998
                                                                    ---------------------------------------------------
                                                                                        Pro Forma           Pro Forma
                                                                      GTECH (a)        Adjustments         Consolidated
                                                                    -------------     -------------       --------------
                                                                                      (In thousands)
ASSETS

Current assets:
      Cash and cash equivalents                                         $    8,250        $       ---        $    8,250
      Accounts receivable                                                   93,778                ---            93,778
      Sales-type lease receivables                                          13,958                ---            13,958
      Inventories                                                           27,853                ---            27,853
      Deferred income taxes                                                 40,897                ---            40,897
      Assets held for sale                                                  14,178                ---            14,178
      Other current assets                                                  14,141                ---            14,141
                                                                   ---------------        -----------        ----------
        Total current assets                                               213,055                ---           213,055

Systems, equipment and other assets relating to contracts                  526,856                ---           526,856

Goodwill, net of accumulated amortization                                  118,537                ---           118,537

Investments in and advances to unconsolidated affiliates                    64,808            (52,071)(c)        12,737

Other assets                                                               100,556                ---           100,556
                                                                   ---------------        -----------    --------------
            Total assets                                                $1,023,812         $  (52,071)       $  971,741
                                                                   ===============        ===========    ==============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
      Accounts payable                                                  $   39,451         $      ---        $   39,451
      Accrued expenses                                                      57,155               (516)(d)        56,639
      Special charge                                                        33,631                ---            33,631
      Employee compensation                                                 25,648                ---            25,648
      Advance payments from customers                                          504                ---               504
      Income taxes payable                                                  25,392             14,922 (b)        40,314
      Current portion of long-term debt                                      3,903                ---             3,903
                                                                   ---------------        -----------    --------------
        Total current liabilities                                          185,684             14,406           200,090

Long-term debt, less current portion                                       453,587            (84,904)(c)       368,683

Other liabilities                                                           19,171             (1,267)(d)        17,904

Deferred gain                                                                  ---             35,337 (c)        35,337

Deferred income taxes                                                       20,160            (14,922)(b)
                                                                                                  749 (d)         5,987

Shareholders' equity                                                       345,210              1,034 (d)
                                                                                               (2,504)(c)       343,740
                                                                   ---------------      -------------    --------------
            Total liabilities and shareholders' equity                  $1,023,812         $  (52,071)       $  971,741
                                                                   ===============      =============    ==============






                           GTECH Holdings Corporation

       Notes to Pro Forma Condensed Consolidated Balance Sheet-(Unaudited)


(a) Derived from the Company's financial statements at February 28, 1998.
(b) Represents the adjustment made to income taxes associated with the gain on the sale.
(c) In April 1998, the Company sold its 22.5% interest in Camelot for cash consideration of $84,904,000. Proceeds from the sale were applied to long term debt. The clawback amount was deferred and will be amortized ratably over the period May 1998 through September 2001. Should the clawback event occur, the Company would cease to amortize the clawback amount to income.
(d) Represents the elimination of deferred revenue and associated taxes relating to product sales by the Company to Camelot.

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                           GTECH Holdings Corporation

          Pro Forma Condensed Consolidated Income Statement-(Unaudited)

                                                          Fiscal Year Ended February 28, 1998
                                                   ---------------------------------------------------
                                                                       Pro Forma          Pro Forma
                                                     GTECH (a)        Adjustments        Consolidated
                                                   -------------     -------------      --------------
                                                            (In thousands, except per share amounts)

Service and product sales revenues                 $     990,567      $        ---      $      990,567
Costs of services and sales                              677,299               ---             677,299
                                                   -------------     -------------      --------------
Gross Profit                                             313,268               ---             313,268

Operating expenses                                       169,782               ---             169,782
Special Charge                                            99,382               ---              99,382
                                                   -------------     -------------      --------------
 Operating income                                         44,104               ---              44,104

Interest income                                            5,733               ---               5,733
Equity in earnings of unconsolidated affiliates           24,376           (20,988)(b)           3,388
Other income                                                 711            10,343 (c)          11,054
Interest expense                                         (30,311)            4,882 (d)         (25,429)
                                                   -------------     -------------      --------------
Income before income taxes                                44,613            (5,763)             38,850

Income taxes                                              17,399            (1,082)(e)          16,317
                                                   -------------     -------------      --------------
Net income                                         $      27,214      $     (4,681)     $       22,533
                                                   =============     =============      ==============

Basic earnings per share                           $        0.65                        $         0.54
                                                   =============                        ==============
Diluted earnings per share                         $        0.64                        $         0.53
                                                   =============                        ==============
Weighted average shares-basic                             41,887                                41,887
                                                   =============                        ==============
Weighted average shares-diluted                           42,229                                42,229
                                                   =============                        ==============




                           GTECH Holdings Corporation

     Notes to Pro Forma Condensed Consolidated Income Statement-(Unaudited)


(a) Derived from the Company's financial statements for the fiscal year ended February 28, 1998.
(b) Represents the elimination of the Company's equity in the earnings of Camelot.
(c) Represents the fiscal 1998 amortization of the clawback amount over a period equal to the remaining license term (41 months). Should the clawback event occur, the Company would cease to amortize the clawback amount to income.
(d) Represents adjustments to interest expense at an assumed rate of 5.75% resulting from the utilization of the cash proceeds to pay down outstanding long term debt.
(e) Represents the income tax adjustment associated with the adjustments to income before income taxes described above.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      GTECH HOLDINGS CORPORATION


Date: May 5, 1998                    By /s/ Robert J. Plourde
                                        ---------------------------------
                                        Robert J. Plourde, Vice President
                                        and Corporate Controller
                                        (Principal Accounting Officer)